NexPoint Capital, Inc.

Maximum Offering of 150,000,000 Shares of Common Stock

Supplement No. 9 dated November 22, 2017

to

Prospectus dated May 12, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of NexPoint Capital, Inc. dated May 12, 2017 (the “Prospectus”), Supplement No. 1, dated June 14, 2017, Supplement No. 2, dated June 28, 2017, Supplement No. 3, dated July 26, 2017, Supplement No. 4, dated August 23, 2017, Supplement No. 5, dated September 13, 2017, Supplement No. 6, dated October 20, 2017, Supplement No. 7, dated October 23, 2017 and Supplement No. 8, dated November 15, 2017. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available at www.sec.gov or by calling us toll-free at (877) 665-1287. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 31 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On November 22, 2017, we increased our public offering price from $10.35 per share to $10.42 per share. This increase in the public offering price is effective as of our November 22, 2017 closing and first applied to subscriptions received from November 15, 2017 through November 21, 2017. In accordance with our previously disclosed share pricing policy, our net asset value per share is not above, nor more than 2.5% below, our net offering price per share as of November 20, 2017.

NEX-SUPP9-1117